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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                   FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 25, 2004
                                                          --------------

                          COMMISSION FILE NO.: 0-26823

                        ALLIANCE RESOURCE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                                  73-1564280
     (STATE OR OTHER JURISDICTION OF                     (IRS EMPLOYER
      INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NO.)


           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (918) 295-7600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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         This current report on Form 8-K/A amends and supplements the current reports filed with the Securities and Exchange Commission on February 12, 2004, March 2, 2004 and March 8, 2004, which relate to the mine fire that occurred at our Dotiki mine on February 11, 2004.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 25, 2004, Alliance Resource Partners, L.P. (the "Partnership"), announced by press release that Mr. David Lauriski, Assistant Secretary of Labor for Mine Safety and Health, visited its wholly-owned subsidiary, Webster County Coal, LLC, to recognize the individuals responsible for the successful recovery of the Dotiki mine from an underground mine fire that originated on February 11, 2004. A copy of the Partnership's press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   EXHIBITS

         99.1 Alliance Resource Partners, L.P. press release dated as of March 25, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      ALLIANCE RESOURCE PARTNERS, L.P.

By:   Alliance Resource Management GP, LLC,
      its managing general partner


By:   /s/ Joseph W. Craft III
      --------------------------------------
      Joseph W. Craft III
      President and Chief Executive Officer

Date: March 26, 2004







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                                  EXHIBIT INDEX


*   99.1        Alliance Resource Partners, L.P. press release dated
                as of March 25, 2004

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*   Filed herewith.